SUPPLEMENT DATED DECEMBER 10, 2021
TO THE PROSPECTUS DATED MAY 1, 2021, as supplemented,
OF VANECK ETF TRUST

This Supplement updates certain information contained in the above-dated Prospectus for VanEck ETF Trust (the “Trust”) regarding VanEck Vectors® ChinaAMC SME-ChiNext ETF (the “Fund”), a series of the Trust. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 1.800.826.2333 or by visiting the VanEck website at www.vaneck.com.

Effective immediately, the shares of the Fund are no longer offered through the May 1, 2021 Combined Prospectus and all references to the Fund are hereby deleted from this Prospectus.

Please retain this supplement for future reference.